                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): MAY 23, 2002
                                                           -------------

                             VIASYS HEALTHCARE INC.
                             -----------------------
                 (Exact Name of Registrant Specified in Charter)


    DELAWARE                       1-16121                   04-3505871
----------------            ---------------------        --------------
 (State or Other              (Commission File           (I.R.S. Employer
 Jurisdiction of                   Number)              Identification No.)
 Incorporation)


     227 Washington Street, Suite 200
            Conshohocken, PA                             19428
 ----------------------------------------              ---------
 (Address of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code: (610) 862-0800
                                                           --------------

                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     This amendment is being filed only to add the signature of the registrant's Chief Financial Officer, which was inadvertently excluded from the original filing.

ITEM 5. OTHER EVENTS.

     The registrant hereby incorporates by reference the press release dated May 23, 2002 attached hereto as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         99.1     Press Release dated May 23, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VIASYS HEALTHCARE INC.
                                                   (Registrant)


                                             By  /s/ Martin P. Galvan
                                                 --------------------------
                                                 Martin P. Galvan
                                                 Vice President and Chief
                                                 Financial Officer

Dated: July 15, 2002

                                  EXHIBIT INDEX


EXHIBIT
-------

 99.1              Press Release dated May 23, 2002.*

--------------
*  Previously filed.